UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (date of earliest event reported): January 2, 2008
FIRST INTERSTATE BANCSYSTEM, INC.
(Exact name of registrant as specified in its charter)

Montana	000-49733	81-0331430

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File No.)	Identification No.)

401 North 31st Street, Billings, MT	59116

(Address of principal executive offices)	(Zip Code)
(406) 255-5390
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02(c) Departure of Directors or Certain Officers, Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     The Registrant announces the retirement of Robert A. Jones, Executive Vice President and Chief Administration Officer of the Registrant, effective January 2, 2008. A replacement for Mr. Jones has not been named.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: January 2, 2008

FIRST INTERSTATE BANCSYSTEM, INC.
By:	/s/ LYLE R. KNIGHT
Lyle R. Knight
President and Chief Executive Officer